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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of earliest event reported): MAY 23, 2000





                             SUMMIT PROPERTIES INC.
                (Exact name of Registrant as specified in charter)



         MARYLAND                        1-12792                 56-1857807
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission file number)      (IRS employer
of incorporation)                                            identification no.)


             212 SOUTH TRYON STREET, SUITE 500, CHARLOTTE, NC 28281
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (704) 334-3000
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events

On May 23, 2000, the Eighteenth Amendment to the Agreement of Limited Partnership (the "Partnership Agreement") of Summit Properties Partnership, L.P., a Delaware limited partnership (the "Operating Partnership") and the entity through which Summit Properties Inc., a Maryland corporation, principally conducts its business, was adopted. The Eighteenth Amendment eliminated the preemptive rights of certain limited partners of the Operating Partnership contained in the Partnership Agreement. The Partnership Agreement was simultaneously amended and restated to incorporate all prior amendments (including the Eighteenth Amendment), make minor conforming changes and eliminate certain outdated provisions.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Financial Statements of Business Acquired:           Not Applicable

(b)     Pro Forma Financial Information:                     Not Applicable

(c)     Exhibits:

        10.1 Amended and Restated Agreement of Limited Partnership of Summit Properties Partnership, L.P. (incorporated herein by reference to Exhibit 3.1 to the Operating Partnership's Current Report on Form 8-K dated May 23, 2000, File No. 0-22411).

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SUMMIT PROPERTIES INC.



Dated:  May 30, 2000                     By: /s/ MICHAEL G. MALONE
                                             ---------------------
                                             Michael G. Malone
                                             Senior Vice President